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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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ADC TELECOMMUNICATIONS, INC.
(Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL SHAREOWNERS' MEETING
TO BE HELD FEBRUARY 27, 2001

TO THE SHAREOWNERS OF ADC TELECOMMUNICATIONS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Shareowners' Meeting of ADC Telecommunications, Inc. will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on Tuesday, February 27, 2001, at 9:00 a.m. Central Standard Time, for the purpose of considering and acting upon:

  (1)
  The election of two directors for terms expiring in 2004.

  (2)
  A proposal to amend our 1991 Stock Incentive Plan to: (a) change the name of the plan to the "Global Stock Incentive Plan"; (b) increase the total number of authorized shares of our common stock available for grant under the plan by 35,500,000 shares; and (c) make other changes to the plan as described in the attached Proxy Statement.

  (3)
  A proposal to amend our Nonemployee Director Stock Option Plan to: (a) extend the termination date of the plan from February 26, 2001 to February 26, 2006; and (b) increase the total number of authorized shares of our common stock available for grant under the plan by 500,000 shares.

  (4)
  Such other business as may properly come before the meeting or any adjournment thereof.

    Shareowners of record at the close of business on January 10, 2001, are the only persons entitled to notice of and to vote at the meeting.

    Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please complete, sign, date and mail the enclosed proxy card as promptly as possible in order to save us further solicitation expense. Enclosed with the proxy card is an envelope addressed to ADC for which no postage is required if mailed in the United States. Alternatively, you may submit your proxy by telephone or the Internet as directed on your proxy card.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      JEFFREY D. PFLAUM
                       Secretary

January 22, 2001

PROXY STATEMENT

ANNUAL SHAREOWNERS' MEETING
TO BE HELD ON FEBRUARY 27, 2001

    This Proxy Statement has been prepared on behalf of the Board of Directors of ADC Telecommunications, Inc. in connection with the solicitation of proxies for our Annual Shareowners' Meeting to be held on February 27, 2001, and at any and all adjournments of the Annual Meeting. The cost of soliciting proxies, including the cost of preparing and mailing the Notice of Annual Shareowners' Meeting and this Proxy Statement, are being paid by ADC. In addition, we will, upon the request of brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of our common stock on the record date specified below, bear their reasonable expenses for mailing copies of this material to the beneficial owners of these shares. Officers and other regular employees of ADC who will receive no extra compensation for their services may solicit proxies in person or by telephone or facsimile. In addition, we have retained Morrow & Co., Inc. to assist in the solicitation of proxies for a fee estimated to be $12,500 plus out-of-pocket expenses. This Proxy Statement and the accompanying form of proxy card will be first mailed to shareowners on or about January 22, 2001.

    Shareowners of record on January 10, 2001, are the only persons entitled to vote at the Annual Meeting. As of that date, there were 779,158,582 issued and outstanding shares of our common stock, the only outstanding voting securities of ADC. All share amounts included in this Proxy Statement have been adjusted to reflect the two two-for-one stock splits that we declared in fiscal 2000. Each shareowner is entitled to one vote for each share held.

    Shareowners can vote their shares by toll-free telephone call or through the Internet as an alternative to completing the enclosed proxy card and mailing it to ADC. The procedures for telephone and Internet voting are provided on the proxy card. The telephone and Internet voting procedures are designed to verify shareowners' identities, allow shareowners to give voting instructions and confirm that their instructions have been recorded properly. Shareowners who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the shareowner. Shareowners who vote by telephone or Internet need not return a proxy card by mail.

    Whether shareowners submit their proxies by mail, telephone or the Internet, a shareowner may revoke a proxy at any time prior to its exercise by giving written notice of revocation to an officer of ADC, by filing a new written appointment of a proxy with an officer of ADC, by submitting a new proxy by telephone or through the Internet or by voting in person at the Annual Meeting. Unless so revoked, properly executed proxies will be voted in the manner set forth in this Proxy Statement or as otherwise specified by the shareowner giving the proxy.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of January 8, 2001, certain information with respect to all shareowners known to us to have been beneficial owners of more than five percent of our common stock, and information with respect to our common stock beneficially owned by our directors, our executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and all of our directors and executive officers as a group. Except as otherwise indicated, the shareowners listed in the table have sole voting and investment powers with respect to the common stock owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
William J. Cadogan	8,065,642	[1]	1.02%
Lynn J. Davis	3,641,742	[1]	*
John J. Boyle III	895,558	[2]	*
Robert E. Switz	804,601	[1]	*
John D. Wunsch	282,800	[3,4]	*
Jean-Pierre Rosso	251,200	[3]	*
Arun Sobti	213,881	[1]	*
John A. Blanchard III	212,028	[2,3]	*
Larry J. Ford	201,475	[1]	*
Charles D. Yost	88,000	[3]	*
James C. Castle	67,440	[3]	*
B. Kristine Johnson	57,800	[3]	*
All executive officers and directors as a group (21 persons)	15,694,681	[5]	1.97%

*
Less than 1%.

Includes (a) shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement granted under our 1991 Stock Incentive Plan and (b) shares held in trust for the benefit of the executive officers pursuant to our Retirement Savings Plan, which we call the "401(k) Plan" in this Proxy Statement: for Mr. Cadogan (a) options to purchase 7,234,522 shares and (b) 62,696 shares; for Mr. Davis (a) options to purchase 3,161,390 shares and (b) 28,680 shares; for Mr. Switz (a) options to purchase 785,280 shares and (b) 19,321 shares; for Mr. Sobti (a) options to purchase 200,000 shares and (b) 207 shares; and for Mr. Ford (a) options to purchase 200,000 shares and (b) 0 shares.

2
Includes shares issuable pursuant to options exercisable within 60 days after the date of this Proxy Statement granted under the ADC/Saville Share Option Plan in connection with our assumption of outstanding options of Saville Systems PLC: for Mr. Boyle options to purchase 813,240 shares; and for Mr. Blanchard options to purchase 64,440 shares.

3
Includes shares issuable pursuant to options exercisable within 60 days after the date of this Proxy Statement granted under our Nonemployee Director Stock Option Plan: for Mr. Wunsch options to purchase 200,000 shares; for Mr. Rosso options to purchase 212,000 shares; for Mr. Blanchard options to purchase 88,000 shares; for Mr. Yost options to purchase 88,000 shares; for Dr. Castle options to purchase 56,000 shares; and for Ms. Johnson options to purchase 35,000 shares.

4
Does not include 9,422,181 shares held in custody by Family Financial Strategies, Inc. ("FFSI"), an investment advisory company of which Mr. Wunsch is President. FFSI may vote shares held on behalf of its clients if the clients fail to direct the manner in which the shares are to be voted and may exercise limited investment powers with respect to the shares. Title to all of these shares is held by Cede & Co. as nominee for FFSI.

5
Includes (a) 13,969,540 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement and (b) 131,056 shares held in trust for the benefit of executive officers pursuant to the 401(k) Plan.

ELECTION OF DIRECTORS

    The number of directors currently serving on our Board of Directors is eight. The directors are divided into three classes. The members of each class are elected to serve three-year terms, with the term of office of each class ending in successive years. John J. Boyle III and Charles D. Yost are the directors currently in the class with a term expiring at the Annual Meeting. The Board of Directors has nominated Messrs. Boyle and Yost for election to the Board at the Annual Meeting for terms expiring at the annual shareowners' meeting in 2004.

    The affirmative vote of a majority of the shares of common stock present and entitled to vote at the Annual Meeting is required for the election of the above nominees to the Board of Directors. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Boyle and Yost. Shares represented by proxies as to which the authority to vote for a nominee has been withheld will be deemed present and entitled to vote for purposes of determining the existence of a quorum and calculating the numbers of votes cast, but will be deemed not to have been voted in favor of the candidate with respect to whom the proxy authority has been withheld. In the unlikely event that the nominees are not candidates for election at the Annual Meeting, the persons named as proxies will vote for such other persons as the Board of Directors or proxies may designate.

    Information regarding the nominees to the Board of Directors and the other incumbent directors is set forth below.

Name	Age	Nominee or Continuing Director and Term
John J. Boyle III	53	Director and nominee, with term expiring in 2004
Charles D. Yost	52	Director and nominee, with term expiring in 2004
John A. Blanchard III	58	Director, with term expiring in 2003
William J. Cadogan	52	Director, with term expiring in 2003
B. Kristine Johnson	49	Director, with term expiring in 2003
Jean-Pierre Rosso	60	Director, with term expiring in 2003
James C. Castle, Ph.D.	64	Director, with term expiring in 2002
John D. Wunsch	52	Director, with term expiring in 2002

    Mr. Boyle has been a director of ADC since November 1999. He is Chief Executive Officer of Cogentric, Inc., a company dedicated to creating and providing solutions that enable decisionmakers to evaluate and enhance their Web-based capabilities. Mr. Boyle previously served as a Senior Vice President of ADC from October 1999, following our acquisition of Saville Systems PLC, until April 2000. Prior to joining ADC, Mr. Boyle served as President and Chief Executive Officer of Saville Systems PLC from August 1994 to October 1999 and as Saville's Chairman of the Board from April 1998 to October 1999. Mr. Boyle is also a director of Taqua Systems, Inc., Darwin Partners, Inc. and eFunds Corp.

    Mr. Yost has been a director of ADC since May 1999. Mr. Yost has been President and Chief Operating Officer of Allegiance Telecom, Inc., a Dallas-based provider of telecommunications services primarily to business customers, since March 1998. Prior to joining Allegiance Telecom, he was President and Chief Operating Officer of NETCOM On-Line Communication Services, Inc. from July 1997 to February 1998. From 1991 to June 1997, Mr. Yost served as President of the Southwest Region of AT&T Wireless Services, Inc. Mr. Yost is also a director of Ace Cash Express, Inc., DSET Corporation, Redstone Telecom plc and Allegiance Telecom, Inc.

    Mr. Blanchard has been a director of ADC since November 1999. He has been the Chairman of the Board and Chief Executive Officer of eFunds Corp. since December 2000, when eFunds Corp. became a publicly held company following its spin-off from Deluxe Corporation. Mr. Blanchard served as President and Chief Executive Officer of Deluxe Corporation from May 1995 to December 2000 and as Chairman of the Board of Deluxe Corporation from May 1996 to December 2000. From January 1994 to April 1995, Mr. Blanchard was Executive Vice President of General Instrument Corporation, a supplier of systems and equipment to the cable and satellite television industry. From 1991 to 1993, Mr. Blanchard was Chairman and Chief Executive Officer of Harbridge Merchant Services, Inc., a national credit card processing company. Previously, Mr. Blanchard was employed by American Telephone & Telegraph Company for 25 years, most recently as Senior Vice President responsible for national business sales. Mr. Blanchard also serves as a director of Wells Fargo & Company and eFunds Corp.

    Mr. Cadogan has been a director of ADC since 1991 and the Chairman of the Board since 1994. He has also been the President and Chief Executive Officer of ADC for more than six years. In May 2000, Mr. Cadogan announced his intent to retire as President and Chief Executive Officer of ADC in fiscal 2001. He was Senior Vice President of the Telecom Group of ADC from 1989 to 1990 and served as a Vice President from 1987 to 1989. Prior to joining ADC, Mr. Cadogan was employed by Intelsat, most recently as General Manager of Business Development. Mr. Cadogan is a director of Ceridian Corporation and Pentair, Inc.

    Ms. Johnson has been a director of ADC since 1990. She is a Principal of Affinity Capital Management, a firm that manages venture capital partnerships. Prior to joining Affinity in 1999, Ms. Johnson was employed for 17 years by Medtronic, Inc., a manufacturer of cardiac pacemakers, neurological and spinal devices and other medical products, serving as Senior Vice President and Chief Administrative Officer of Medtronic from 1998 to 1999. She also served as President of the Vascular business and President of the Tachyarrhythmia Management business of Medtronic.

    Mr. Rosso has been a director of ADC since 1993. Mr. Rosso is Chairman of CNH Global, N.V., a manufacturer of construction and agriculture equipment. Mr. Rosso was President and CEO of Case Corporation from April 1994 to March 1996 and Chairman and CEO of Case from March 1996 to November 1999. Prior to joining Case Corporation, Mr. Rosso was President of the Home and Building Control division of Honeywell Inc. from 1991 to 1994 and President of Honeywell Europe in Brussels, Belgium, from 1987 to 1991. Mr. Rosso is also a director of Medtronic, Credit Lyonnais and CNH Global, N.V.

    Dr. Castle has been a director of ADC since 1994. Since 1992 he has been Chairman of the Board and Chief Executive Officer of USCS International, Inc., a worldwide provider of computer services to the cable industry and a provider of billing services to the cable, telephony, financial services and utility industries. For one year prior to joining USCS International in 1992, Dr. Castle was President of Teradata Corporation until that company merged with NCR Corporation, a subsidiary of AT&T. From 1987 to 1991, he was Chairman of the Board, President, Chief Executive Officer and a director of Infotron Systems Corporation. Dr. Castle is also a director of The PMI Group Inc. and DST Systems, Inc.

    Mr. Wunsch has been a director of ADC since 1991. He has been President and Chief Executive Officer of Family Financial Strategies, Inc., a registered investment advisory company, since January 1997. From 1990 to January 1997, he served as President of Perrybell Investments, Inc., a registered investment advisory company.

Meetings and Committees of the Board of Directors

    During the fiscal year ended October 31, 2000, the Board of Directors held nine meetings and acted five times by written action. Other than Mr. Yost, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he or she served. The Board of Directors has an Audit Committee, Compensation and Organization Committee, Nominating Committee, Finance and Business Development Committee and Succession Planning Committee.

    The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants and our internal accounting and legal controls. The Audit Committee is composed of Messrs. Wunsch, Yost and Boyle. During fiscal 2000, the Audit Committee held six meetings.

    The Compensation and Organization Committee determines the compensation for our executive officers and establishes our compensation policies and practices. The Compensation and Organization

Committee is composed of Ms. Johnson and Messrs. Rosso, Wunsch and Blanchard. During fiscal 2000, the Compensation and Organization Committee held six meetings.

    The Nominating Committee reviews and makes recommendations to the Board of Directors regarding nominees for directors. The Nominating Committee is composed of Ms. Johnson and Messrs. Castle, Wunsch and Boyle. During fiscal 2000, the Nominating Committee held no meetings. Although the Nominating Committee will consider qualified nominees recommended by shareowners, no procedures have been established to address shareowner nominations.

    The Finance and Business Development Committee provides assistance to the Board of Directors relating to our financing strategy, financial policies and financial condition, including evaluation of acquisitions and divestitures, review of modifications to our capital structure and review of the annual financial performance of our benefit plans. The Finance and Business Development Committee is composed of Ms. Johnson and Messrs. Blanchard and Castle. During fiscal 2000, the Finance and Business Development Committee held seven meetings.

    The Succession Planning Committee was established during fiscal 2000 to oversee our efforts to select a successor to our President and Chief Executive Officer. In May 2000, our current President and Chief Executive Officer, William J. Cadogan, announced his intent to retire as President and Chief Executive Officer in fiscal 2001. The Succession Planning Committee is composed of Ms. Johnson and Messrs. Rosso, Castle and Wunsch. During fiscal 2000, the Succession Planning Committee held six meetings.

Compensation of Directors

    For fiscal 2000, directors who were not employees of ADC were paid an annual retainer of $18,000. The annual retainer for nonemployee directors is $20,000 for fiscal 2001. Nonemployee directors are also paid a fee of $1,000 for each Board meeting attended and $850 for each committee meeting attended. Nonemployee directors who act as chairpersons of Board committees receive an additional annual retainer of $3,000. Amounts received by a director may be deferred pursuant to our Restated Compensation Plan for Directors. Interest is paid on deferred amounts based on the prime commercial rate of Wells Fargo Bank Minnesota, N.A.

Nonemployee Director Stock Option Plan

    Since 1991, we have maintained a Nonemployee Director Stock Option Plan, which we call the "Nonemployee Director Plan" in this Proxy Statement. A total of 3,360,000 shares of our common stock has been reserved for issuance under the Nonemployee Director Plan. Each of our directors is eligible to participate in the Nonemployee Director Plan unless the director is an employee of ADC or any of our subsidiaries.

    Under the Nonemployee Director Plan, each nonemployee director automatically receives a grant of an option to purchase 24,000 shares of our common stock upon initial election to the Board of Directors. Thereafter, each nonemployee director receives an annual grant of an option to purchase 12,000 shares of our common stock following each annual meeting of our shareowners, provided that our return on equity for the fiscal year immediately preceding that annual meeting was at least 10%. For purposes of the Nonemployee Director Plan, "return on equity" is defined as the percentage determined by dividing (a) our net income for that fiscal year by (b) the total shareowners' investment in ADC as of the next preceding fiscal year. In addition, the plan provides that if a director has attended less than 75% of the total number of meetings of the Board of Directors in the calendar year preceding the date of grant of an annual option, the annual option award is reduced from 12,000 shares to 9,000 shares. All options granted under the Nonemployee Director Plan have an exercise price equal to the fair market value of our common stock on the date of grant and become exercisable one year after the date of grant. The option exercise price is payable in cash. The options expire 10 years from the date of grant (subject to earlier termination in the event of death).

EXECUTIVE COMPENSATION

Compensation and Organization Committee Report on Executive Compensation

  OVERVIEW AND PHILOSOPHY

    The Compensation and Organization Committee of the Board of Directors is responsible for our executive compensation philosophy and major compensation policies. The Committee is also responsible for determining all aspects of the compensation paid to the Chief Executive Officer and reviews and approves recommendations for compensation paid to the other executive officers. The Committee has access to an independent compensation consultant and to competitive compensation data. The Committee is composed entirely of outside, independent directors.

    The primary objectives of our executive compensation program are to:

  •
  Provide compensation that will attract, retain and motivate a superior executive team;

  •
  Motivate the achievement of important performance goals; and

  •
  Align the interests of the executive officers with those of our shareowners.

    One of our strategic objectives is to be a top-quartile performer compared to comparable companies within the communications industry. Consistent with this objective, the Committee considers company performance and compensation levels of comparable companies within the communications industry and the broader high-technology industry when setting our compensation levels. Some of these companies are included in the Standard and Poor's Communication Equipment Index, an industry index composed of 14 communication equipment companies that appears in the table set forth under the caption "Comparative Stock Performance" below. We believe that our executive compensation programs provide an overall level of compensation opportunity that is competitive within the communications industry. To support our objective to be a top-quartile performer, these programs provide an incentive compensation opportunity that is higher than industry norms when our performance is significantly stronger than that of comparable companies.

    The following discussion describes our approach to executive compensation and provides commentary on each major element of the compensation program. The Committee retains the right to consider factors other than those described below in setting executive compensation levels for individual officers.

    In determining fiscal 2000 compensation levels, the Committee took into account that in fiscal 2000 we increased our revenues by 52.8%, increased our net income by 95.1% (after eliminating nonrecurring charges) and increased our Economic Value Added (EVA®) by 267.7%.

  EXECUTIVE COMPENSATION PROGRAM

    Our executive compensation program is composed of base salary, annual incentive compensation, long-term incentive compensation and various benefits generally available to all of our full-time employees.

  Base Salary

    The Committee annually reviews the base salaries of our executive officers. Base salary levels for our executives generally are targeted at the average of salaries paid by communications and other high-technology companies of similar size to ADC. In determining salaries, the Committee takes into account individual experience, performance during the preceding 12 months, the executive's importance to the future success of ADC, competitive salary levels for similar positions, retention considerations and other issues particular to the executive and ADC. Salaries for our executives generally fall within a band of plus or minus 25% from the average salaries paid by comparable companies.

  Annual Incentive Compensation

    The Management Incentive Plan, which we call the "MIP" in this Proxy Statement, is our annual incentive program for executives. The purpose of the MIP is to provide a financial incentive to help us achieve key financial and strategic goals. Consistent with our aggressive performance standards, target MIP award levels are set at levels slightly higher than the average offered by comparable companies. Actual awards vary significantly above or below the target award levels depending upon actual performance in relation to these goals.

    For fiscal 2000, MIP awards were based on the achievement of EVA improvement goals, revenue levels, new product revenue levels and key business unit goals. For fiscal 2000, MIP awards generally depended 60% on achievement of EVA improvement goals, 20% on attainment of revenue goals and 20% on achievement of other key division goals and new product revenue goals. In order for participants to receive any MIP award, our EVA must have been positive. In addition, either the threshold EVA improvement goal or the threshold revenue goal must have been met.

    The EVA improvement component of the MIP provides incentive compensation that relates the financial reward to an increase in the value of ADC to our shareowners. In general, EVA is the excess of net operating profit after taxes, less a capital charge intended to represent the return expected by the providers of our capital. The Committee believes that EVA improvement is a financial performance measure closely correlated with increases in shareowner value.

    Under the MIP, achievement of target-level performance goals produces an award of 100% of target bonus payout. We have imposed an upside limit of 300% of the target incentive payout for achievement of MIP performance goals.

    MIP awards are payable in cash. However, a select group of executives may elect to defer part or all of the payment of their individual MIP awards. These executives also may elect to participate in our Executive Incentive Exchange Plan, which we call the "Exchange Plan" in this Proxy Statement, and receive stock options in lieu of up to 50% of their annual incentive payout under the MIP pursuant to our 1991 Stock Incentive Plan. These options are valued using the Black-Scholes methodology and are awarded at a multiple of six times the Black-Scholes cash equivalent. The option exercise price is the fair market value of our common stock as of the last business day of the fiscal year. The options granted under the Exchange Plan for fiscal 2000 will become one-third vested on each of October 31, 2001, 2002 and 2003.

    For fiscal 2000, our company-wide EVA improvement threshold goal was met, providing some level of MIP award to all participants except for those in one small business unit. Overall levels of MIP awards varied across the company based on performance relative to business unit goals.

  Long-Term Incentive Compensation

    Long-term incentives are provided to executive officers primarily through our stock option program. The primary purpose of our stock option program is to align executive officer compensation directly with the creation of shareowner value.

    Guidelines for stock option grants are set at levels competitive with similar programs in U.S. high-technology companies of similar size to ADC. In addition to competitive industry practice data, in determining the size of stock option awards under our 1991 Stock Incentive Plan the Committee takes into consideration factors such as our performance during the previous year and the number of stock options already outstanding or previously granted. We also have developed and implemented stock ownership guidelines for our executive officers. Minimum dollar-value stock ownership guidelines range from one to four times salary, and our policy provides that these minimums should be achieved within four years. The Committee considers each officer's actual stock ownership in comparison to the guideline amounts in determining the level of new stock option awards.

    Our long-term compensation policy is to grant stock options on an annual basis. Stock options have an exercise price equal to the fair market value of our common stock on the date of grant. Generally, the stock options have a 10-year term and vest ratably over a three-year period as of specified dates. Executive officers will benefit from stock options only if, at the time the options are exercised, the price of the common stock has appreciated over its price on the date of the stock option grant.

    In addition to the regular stock option grant practices described above, the Committee will from time to time make a special award of "premium options" to those executives whose continued efforts the Committee believes warrant special incentives. These premium options have exercise prices above the fair market value of the common stock on the date of grant, with one-third of the shares under each option priced at 145%, 135% and 120% of the fair market value of the common stock on the date of grant. Each of the options has a seven-year term and will vest four years from the date of grant. These special grants are designed to promote retention of executives critical to our future growth and success while ensuring that the value of the options granted is dependent on significant increases in the value of our common stock after the date of grant.

  Benefits

    We provide medical and retirement benefits to our executives that generally are similar to those available to our employees. We also provide allowances to our senior executives in lieu of certain perquisites.

  CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Cadogan's annual base salary at the end of the fiscal year ended October 31, 1999 was $675,000. Effective in fiscal 2000, the Committee approved a merit increase of 10%, which raised Mr. Cadogan's annual salary to $742,500. In determining to raise Mr. Cadogan's salary, the Committee considered such factors as our financial performance in comparison to that of comparable companies, our strategic product and market positioning, Mr. Cadogan's leadership at ADC and within the industry, his performance with respect to personal objectives, his pay in relation to the pay of the chief executive officers of the comparable companies and our overall executive compensation philosophy. His base salary of $742,500 placed Mr. Cadogan's pay at approximately the average salary of chief executive officers of comparable companies similar in size to ADC.

    Under the terms of the MIP program, aggressive company-wide goals for EVA improvement, total company revenues and new product revenues were established at the beginning of fiscal 2000. Mr. Cadogan's annual incentive award in fiscal 2000 was determined in accordance with the MIP program and represented 275.8% of his target award under the MIP. Under the MIP, Mr. Cadogan received a total MIP award of $1,994,258. Pursuant to the requirement of the MIP to defer the portion of the award that would otherwise result in cash compensation for the fiscal year in excess of $1,000,000, this MIP award was paid as follows: $248,663 in cash and $1,745,595 in deferred compensation. The Committee believes that Mr. Cadogan continued to demonstrate effective long-term strategic and executive leadership while delivering strong financial results for ADC.

    In accordance with the stock option program described above, Mr. Cadogan received a stock option grant for 610,000 shares of our common stock in fiscal 2000. These stock options have an exercise price equal to the fair market value of our common stock on the date of grant and will become one-third vested on each of October 31, 2000, 2001 and 2002.

  SECTION 162(m) POLICY

    Under Section 162(m) of the Internal Revenue Code, if we pay compensation in excess of $1,000,000 to any executive officer named in the table entitled "Summary Compensation Table" below, we can fully deduct the amounts in excess of $1,000,000 only if we meet specified shareowner approval and ADC performance requirements. The 1991 Stock Incentive Plan contains provisions approved by our shareowners so that amounts realized from the exercise of options granted under the Incentive Plan will not be included in calculations under Section 162(m). In addition, under the terms of the MIP, if a current-year MIP payment causes a participant's total cash compensation to exceed $1,000,000, the portion in excess of $1,000,000 is deferred pursuant to our Deferred Compensation Plan. The Committee does not believe that the provisions of Section 162(m) will limit the deductibility of the compensation expected to be paid by us to these executive officers. However, the Committee will continue to evaluate the impact of Section 162(m) and may in certain cases authorize compensation arrangements that are not fully deductible under Section 162(m).

                      Jean-Pierre Rosso, Chairman
                      John A. Blanchard III
                      B. Kristine Johnson
                      John D. Wunsch

                      Members
                      Compensation and Organization Committee

Summary Compensation Table

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by our Chief Executive Officer and our four other most highly compensated executive officers.

		Annual Compensation			Long-Term Compensation
Other Annual Compensation ($)
Name and Principal Position	Year	Salary[1] ($)	Bonus[2] ($)		Securities Underlying Options[3] (#)	All Other Compensation[4] ($)
William J. Cadogan Chairman of the Board, President and Chief Executive Officer	2000 1999 1998	750,076 683,462 633,461	1,994,258 412,768 0	0 0 0	610,000/0 1,273,676/0 583,200/0	49,238 63,779 23,780
Lynn J. Davis Senior Vice President, President, Broadband Connectivity Group	2000 1999 1998	369,420 334,269 311,385	321,413 381,343 118,236	0 0 0	452,842/0 803,600/0 320,192/0	48,879 56,902 23,513
Robert E. Switz[5] Senior Vice President, Chief Financial Officer	2000 1999 1998	330,423 300,231 277,538	541,016 192,466 0	0 0 0	189,807/0 185,420/0 162,000/0	20,803 9,639 7,764
Arun Sobti[5] Senior Vice President, President, Broadband Access and Transport Group	2000 1999 1998	342,923 112,204 0	147,540 84,891 0	0 0 0	97,702/0 2,200,000/0 0/0	2,255 0 0
Larry J. Ford Senior Vice President, President, Integrated Solutions Group	2000 1999 1998	311,648 0 0	173,211 0 0	0 0 0	1,714,701/0 600,000/0 0/0	660 0 0

1
Amounts include allowances paid to the executive officers in lieu of us providing them with certain perquisites.

2
The bonus amounts were paid pursuant to our MIP, which is described above under the caption "Compensation and Organization Committee Report on Executive Compensation." The bonus amounts do not include the value of stock options granted under the Exchange Plan.

3
The options granted in all three years include stock options granted under the Exchange Plan.

4
The reported compensation includes (a) our contributions (excluding employee earnings reduction contributions) under our 401(k) Plan and (b) amounts credited under our 401(k) Excess Plan. Our contributions under the 401(k) Plan accrued during fiscal 2000 were as follows: $14,740 to Mr. Cadogan; $14,455 to Mr. Davis; $14,775 to Mr. Switz; $2,255 to Mr. Sobti; and $0 to Mr. Ford. The amounts credited under our 401(k) Excess Plan during fiscal 2000 were as follows: $34,498 to Mr. Cadogan; $34,424 to Mr. Davis; $6,028 to Mr. Switz; $0 to Mr. Sobti; and $660 to Mr. Ford.

5
Mr. Sobti resigned from ADC as of November 8, 2000. After Mr. Sobti's resignation, Mr. Switz became the President of the Broadband Access and Transport Group.

Options and Stock Appreciation Rights

    The following tables summarize option grants and exercises during fiscal 2000 to or by the executive officers named in the Summary Compensation Table above, and the value of the options held by these officers at the end of fiscal 2000. No stock appreciation rights, or "SARs," are held by these executive officers.

10

Option Grants in Fiscal 2000

	Individual Grants					Grant Date Value
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value[10]($)
William J. Cadogan	8,352 601,648	[1] [2]	0.03 1.93	11.97 11.97	11/01/2009 11/01/2009	49,822 3,588,993
Lynn J. Davis	8,352 231,648 212,842	[1] [3] [4]	0.03 0.74 0.68	11.97 11.97 21.38	11/01/2009 11/01/2009 10/31/2010	49,822 1,381,843 2,267,484
Robert E. Switz	8,352 141,648 39,807	[1] [5] [6]	0.03 0.45 0.13	11.97 11.97 21.38	11/01/2009 11/01/2009 10/31/2010	49,822 844,969 424,079
Arun Sobti	97,702	[7]	0.31	21.38	10/31/2010	1,040,855
Larry J. Ford	533,336 533,332 533,332 114,701	[8] [8] [8] [9]	1.71 1.71 1.71 0.37	17.36 16.16 14.36 21.38	11/01/2006 11/01/2006 11/01/2006 10/31/2010	2,851,979 2,917,248 3,022,953 1,221,951

1
These options become exercisable on October 31, 2002.

2
These options became or will become exercisable as follows: 203,332 shares on October 31, 2000; 203,332 shares on October 31, 2001; and 194,984 shares on October 31, 2002.

3
These options became or will become exercisable as follows: 80,000 shares on October 31, 2000; 80,000 shares on October 31, 2001; and 71,648 shares on October 31, 2002.

4
These options were granted under the Exchange Plan for fiscal 2000 and will become exercisable as follows: 70,947 shares on October 31, 2001; 70,947 shares on October 31, 2002; and 70,948 shares on October 31, 2003.

5
These options became or will become exercisable as follows: 50,000 shares on October 31, 2000; 50,000 shares on October 31, 2001; and 41,648 shares on October 31, 2002.

6
These options were granted under the Exchange Plan for fiscal 2000 and will become exercisable as follows: 13,269 shares on each of October 31, 2001, 2002 and 2003.

7
These options were granted under the Exchange Plan. Due to Mr. Sobti's resignation on November 8, 2000, these options were forfeited pursuant to the terms of the Exchange Plan.

8
These options will become exercisable on November 1, 2003.

9
These options were granted under the Exchange Plan for fiscal 2000 and will become exercisable as follows: 38,233 shares on October 31, 2001; 38,234 shares on October 31, 2002; and 38,234 shares on October 31, 2003.

These amounts represent the estimated fair value of stock options, measured at the date of grant using the Black-Scholes option-pricing model. There are four underlying assumptions used in developing the grant valuations: an expected volatility of 82.99%; an expected term to exercise of 4.5 years for all stock option grants; a risk-free rate of return of 5.91% for the expected term of the option; and no dividend yield. The valuation was adjusted for a company-wide turnover rate of 14%. The actual value, if any, an executive officer may realize will depend on the amount by which the stock price exceeds the exercise price on the date the option is exercised. Consequently, there is no assurance that the value realized by an executive officer will be at or near the value estimated above. These amounts should not be used to predict stock performance.

Aggregated Option Exercises in Fiscal 2000 and
Value of Options at End of Fiscal 2000

Name	Shares Acquired on Exercise(#)	Value Realized($)[1]	Number of Unexercised Options at End of Fiscal 2000 (#) (Exercisable/Unexercisable)	Value of Unexercised In-the- Money Options at End of Fiscal 2000 ($) (Exercisable/Unexercisable)[2]
William J. Cadogan	2,128,976	43,108,330	3,234,522/5,235,186	45,191,001/56,837,942
Lynn J. Davis	0	0	1,561,390/2,547,568	21,515,311/24,983,449
Robert E. Switz	0	0	385,280/1,023,475	4,919,591/10,441,291
Arun Sobti	0	0	200,000/2,097,702	1,996,840/17,393,675
Larry J. Ford	0	0	200,000/2,114,701	1,890,600/12,447,861

1
Value determined by subtracting the exercise price per share from the market value per share of our common stock on the date of exercise.

2
Value determined by subtracting the exercise price per share from the market value per share of our common stock at the end of fiscal 2000.

Pension and Retirement Plans

    Until December 31, 1997, we maintained a Pension Plan, which was a qualified defined benefit pension plan. All benefit accrual ceased on December 31, 1997, and participation was frozen on the same date. The Pension Plan was terminated as of January 5, 1998.

    Pension trust assets were sufficient for distributions made as a result of the termination, and the Internal Revenue Service issued a determination letter that the Pension Plan was qualified as of the date of its termination. Plan assets were distributed on September 30, 1998.

    As a result of the Board's action to cease all benefit accrual on December 31, 1997, no additional benefits accrued to participants under the Pension Plan after that date. Active and vested terminated participants were given the option of receiving pension benefits accrued through December 31, 1997 in the form of an annuity (through a group annuity contract purchased by us) or as a lump-sum payment that was the actuarial equivalent of the accrued normal retirement benefit. If a participant selected the lump-sum payment option, the lump sum could be rolled over into the participant's account in our 401(k) Plan. Messrs. Cadogan, Davis and Switz all selected the lump-sum payment option, and the amounts rolled over were $23,590, $42,899 and $5,942, respectively. Messrs. Sobti and Ford were not eligible to receive any benefits under the Pension Plan.

    We also maintain a Pension Excess Plan, which is intended to compensate employees designated at the discretion of the Board of Directors for the amount of benefits lost under our Pension Plan prior to December 31, 1997 as a result of participation in our Deferred Compensation Plan (which permits employees to defer payments made to them under the MIP until retirement) and the Exchange Plan, and for the amount of benefits that could not be paid from the Pension Plan due to maximum benefit and compensation limitations under the Internal Revenue Code. Upon termination of employment, participants receive a lump-sum payment equal to the amount of these benefits. Benefits payable under the Pension Excess Plan were frozen as of January 5, 1998, and the Pension Excess Plan limited its participation to current participants as of December 31, 1997. The estimated annual benefits payable under the Pension Excess Plan to Messrs. Cadogan, Davis, Switz, Sobti and Ford upon normal retirement at age 65 are $46,007, $13,098, $5,485, $0 and $0, respectively.

    Effective as of November 1, 1990, we entered into a Supplemental Executive Retirement Plan with Mr. Cadogan, which is referred to as the "SERP" in this Proxy Statement. The SERP provides for supplemental retirement income benefits that allow Mr. Cadogan, upon the termination of his employment with us and subject to specified conditions, to receive a single lump-sum payment on the first day of the calendar month following his termination of employment. The amount payable to Mr. Cadogan is derived from a formula based upon an amount equal to 50% of Mr. Cadogan's average monthly compensation during the preceding five years less the total of all benefits attributable to employer contributions that are payable to Mr. Cadogan from all of our retirement plans and from certain Social Security benefits payable to him. Benefits payable under the SERP are unfunded and will be paid only from our general assets.

Change in Control Arrangements

    We maintain a Severance Pay Plan to provide severance pay in the event of a "change in control" (as defined in the Severance Pay Plan) of ADC for the Chief Executive Officer, vice presidents, director-level management employees and other employees who are participants in the MIP or certain other incentive bonus plans. The Severance Pay Plan provides for severance payments to eligible employees whose employment is terminated, either voluntarily with "good reason" (as defined in the Severance Pay Plan) or involuntarily, during the two-year period following a change in control. The amount of severance pay is based on the employee's position in ADC and on his or her base salary and bonus payable under the MIP or another eligible incentive bonus plan, if any. The Severance Pay Plan also provides for payment of a pro rata portion of the employee's bonus under the MIP or other incentive bonus plan. Payment will be made in a lump sum upon termination of employment. Under the Severance Pay Plan, any severance payment to an employee would be reduced by the amount, if any, necessary to prevent any part of the payments made to the employee as a result of the change in control from being treated as an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code. If there had been a change in control as of the end of fiscal 2000 and the employment of the five executive officers named in the Summary Compensation Table above had been immediately terminated, then Messrs. Cadogan, Davis, Switz, Sobti and Ford would have been entitled to receive, pursuant to the terms of the Severance Pay Plan but without taking into account any reductions necessary to avoid excess parachute payments under Section 280G, lump-sum payments upon termination of $10,204,532, $2,648,478, $2,443,386, $1,545,241 and $1,639,263, respectively.

    We have other compensatory arrangements with our executive officers relating to a change in control of ADC. All stock option agreements outstanding under our employee stock option and stock award plans provide for the acceleration of exercisability of options if the optionee's employment is terminated within two years following a change in control (except in cases where the optionee is terminated for "cause" or resigns without "good reason"). In addition to stock options, the Compensation and Organization Committee has granted restricted stock awards to some of our employees. All outstanding restricted stock award agreements provide for pro rata vesting of all outstanding shares of restricted stock following a change in control and for full vesting of these shares if the holder's employment is terminated within two years following a change in control.

COMPARATIVE STOCK PERFORMANCE

    The table below compares the cumulative total shareowner return on our common stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the S&P Communication Equipment Index over the same period (assuming the investment of $100 in our common stock, the S&P 500 Index and the S&P Communication Equipment Index on October 31, 1995, and reinvestment of all dividends).

TOTAL RETURN

1
Total return calculations for the S&P 500 Index were performed by Standard & Poor's Compustat.

2
Total return calculations for the S&P Communication Equipment Index (consisting of communications equipment manufacturers in competition with us) were performed by Standard & Poor's Compustat.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, which we call the "Exchange Act," requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of ADC with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten-percent shareowners are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to us during fiscal 2000, all other Section 16(a) filing requirements applicable to our executive officers, directors and greater-than-ten-percent beneficial owners were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal 2000, we made payments of approximately $400,000 for personnel assessment and development services to MDA Consulting Group, Inc., a company in which the spouse of Lynn J. Davis, one of our executive officers, is a majority owner. We believe that the amount of payments made in relation to the services provided was consistent with market rates.

    During fiscal 2000, we entered into a software licensing agreement and related maintenance agreement for an operations support systems software product with Allegiance Telecom, Inc. Charles D. Yost, one of our directors and a nominee to continue as a director of ADC, is the Chief Operating Officer and a director of Allegiance Telecom, Inc. The amount to be paid by Allegiance Telecom to us for this license is approximately $4.8 million. We believe that the terms of this transaction are consistent with market conditions.

PROPOSAL TO AMEND THE 1991 STOCK INCENTIVE PLAN

Proposed Amendments

    In December 2000, our Board of Directors adopted, subject to shareowner approval, amendments to our 1991 Stock Incentive Plan, which we call the "Incentive Plan" in this Proxy Statement, to:

  •
  change the name of the Incentive Plan to the "Global Stock Incentive Plan";

  •
  increase the number of shares of our common stock available for issuance pursuant to awards under the Incentive Plan from 145,746,832 to 181,246,832, an increase of 35,500,000 shares;

  •
  fix the maximum term of any option granted under the Incentive Plan at no more than 10 years;

  •
  remove the ability to grant restricted stock units, performance awards payable in cash and dividend equivalents under the Incentive Plan;

  •
  limit the number of shares that can be granted as restricted stock and performance awards to an aggregate of 4,000,000 shares; and

  •
  prohibit repricing of outstanding options.

    The Board of Directors recommends that you vote in favor of the amendments to the Incentive Plan. If the amendments to the Incentive Plan are approved by the required number of our shareowners, as described below, the amendments will be effective on February 27, 2001. If the amendments are not approved by our shareowners, they will not take effect. The proposed amendments are discussed in greater detail below.

  Change in Name of Plan

    We propose to amend the Incentive Plan to change its name from the "1991 Stock Incentive Plan" to the "Global Stock Incentive Plan." We believe this name change is appropriate in view of the increasing importance of our international business and the fact that many recipients of awards under the plan do not reside in the United States.

  Increase in Authorized Shares

    We propose to amend the Incentive Plan to increase the number of shares of our common stock available for issuance pursuant to the plan from 145,746,832 to 181,246,832, an increase of 35,500,000 shares. As of December 31, 2000, 35,035,715 shares of our common stock remained available for future grants of stock options, restricted stock and other awards under the Incentive Plan. The Board of Directors believes that stock options have been, and will continue to be, a very important factor in attracting and retaining talented employees. The Board also believes that industry practices make it imperative for us to offer stock options as an incentive to attract and retain the most talented employees. In light of our recent rapid growth, the Board believes that the current authorization for stock options may not be sufficient to provide competitive grants from the date of this Proxy Statement through the date of our 2002 annual shareowners' meeting. For these reasons, the Board of Directors believes that the increase in authorized shares is necessary at this time so that we can continue, without interruption, to use the grant of stock options to attract and retain talented employees.

    We experienced significant growth in our employee population over the last fiscal year, with a substantial portion of this growth due to acquisitions. From the end of fiscal 1999 to the end of fiscal 2000, our workforce grew by 57%, from 14,337 employees to 22,452 employees. We have relied on the Incentive Plan to provide equity incentives to designated employees of acquired companies, thereby improving our ability to retain the valuable employee talent in those companies.

    Consistent with competitive practices, we have increasingly utilized stock options to provide meaningful long-term incentives to employees below the senior management level. The Incentive Plan has proven instrumental in achieving our business objectives, and we have broadened our application of the Incentive Plan to be competitive with recent practices of other companies for key employees below the top management level. This enhances significantly our ability to obtain scarce talent, enhances employee loyalty and increases our focus on the creation of shareowner value. We carefully monitor and project our aggregate use of stock options in comparison with other U.S.-based high-technology companies of similar size. For fiscal 2000, the number of stock options we issued under the Incentive Plan in relation to our total common stock outstanding, and the percentage of stock options outstanding compared to our total common stock outstanding combined with shares available for grant, were similar to these ratios for companies comparable to us. The Board believes that the amendment to increase the number of shares authorized for issuance under the Incentive Plan is necessary in order to enable us to continue to attract and retain talented employees.

  Maximum Option Term

    We propose to amend the Incentive Plan to limit the maximum term of any option granted under the plan to 10 years. We have not granted and do not intend to grant options with terms longer than 10 years, and we believe that the Incentive Plan should be amended to reflect past practice and our future intentions.

  Elimination of Restricted Stock Units, Performance Awards Payable in Cash and Dividend Equivalents

    We propose to amend the Incentive Plan to eliminate our ability to grant restricted stock units, performance awards payable in cash and dividend equivalents, which will conform the Incentive Plan to our recent and expected future practices. None of these types of awards has been granted in recent years, and we do not expect to make these types of awards in the future. These changes are being proposed to assure shareowners that these alternative forms of stock-based compensation will not be granted under the Incentive Plan without their prior approval.

  Limit on Restricted Stock and Performance Awards Payable in Stock

    We propose to amend the Incentive Plan to limit the number of shares of our common stock that can be granted as restricted stock awards and stock performance awards after the effective date of this amendment to an aggregate of 4,000,000 shares. Unlike stock options, restricted stock and stock performance awards are generally granted to employees without payment of any cash consideration by the employee receiving the award. Accordingly, we intend to use these types of awards only on a limited basis. The Board of Directors believes the Incentive Plan should reflect this intention by significantly limiting the number of shares available for restricted stock and stock performance awards.

  Prohibition on Option Repricing

    We propose to amend the Incentive Plan to prohibit the "repricing" of stock options. This amendment would not allow ADC to lower the exercise price of outstanding options whether through amendment or through cancellation and replacement grants of options. The Board of Directors believes that prohibiting the repricing of outstanding options will further align the Incentive Plan with the interests of our shareowners. Although this proposed amendment is consistent with ADC's past practice of not repricing options, we want to assure shareowners that we will not engage in this practice in the future without shareowner approval.

Summary of Incentive Plan

    The purpose of our Incentive Plan is to aid us in attracting and retaining employees capable of assuring our future success, to offer employees incentives to put forth maximum efforts for the success of our business and to afford employees an opportunity to acquire a proprietary interest in ADC. All key employees of ADC, our subsidiaries and our affiliates in which we have a significant equity interest are eligible to receive awards under the Incentive Plan. The Incentive Plan currently terminates on February 26, 2006. Unless otherwise expressly provided in the Incentive Plan or an applicable award agreement, any award granted may extend beyond the termination date of the Incentive Plan.

    The Incentive Plan currently permits the granting of:

  •
  stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code and stock options that do not meet these requirements (options that do not meet these requirements are called "nonqualified stock options");

  •
  stock appreciation rights, or "SARs";

  •
  restricted stock (subject to a maximum of 940,184 shares of restricted stock granted after February 23, 1999) and restricted stock units;

  •
  performance awards; and

  •
  dividend equivalents.

    The Incentive Plan is administered by the Compensation and Organization Committee. The Committee has the authority to:

  •
  establish rules for the administration of the Incentive Plan;

  •
  select the key employees to whom awards are granted;

  •
  determine the types of awards to be granted and the number of shares of our common stock covered by the awards; and

  •
  set the terms and conditions of the awards.

    The Committee also may determine whether the payment of any amounts received under any award shall or may be deferred and may authorize payments representing cash dividends in connection with any deferred award of shares of our common stock. Determinations and interpretations with respect to the Incentive Plan are in the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant awards with respect to individuals who are not subject to Section 16(b) of the Exchange Act. Awards are granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon the grant or exercise of the award the holder will receive shares of our common stock, cash or any combination thereof, as the Committee shall determine.

    No participant may be granted any award or awards under the Incentive Plan, the value of which award or awards is based solely on an increase in the value of shares after the date of grant of the award or awards, for more than 4,000,000 shares, in the aggregate, in any one calendar year.

    The exercise price per share under any stock option or the grant price of any SAR cannot be less than 100% of the fair market value of our common stock on the date of the grant of the option or SAR. Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part by the tendering of shares of our common stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price. Determinations of fair market value under the Incentive Plan are made in accordance with methods and procedures established by the Committee. For purposes of the Incentive Plan, the fair market value of shares of our common stock on a given date is (a) the last sales price of the shares as reported on the Nasdaq National Market, if the shares are then being quoted on the Nasdaq National Market, or (b) the closing price of the shares on that date on a national securities exchange, if the shares are then being traded on a national securities exchange.

    The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee so determines, as of any time during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

    The holder of restricted stock may have all of the rights of our shareowners, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect to the award, or the holder's rights may be restricted. Restricted stock may not be transferred by the holder until the restrictions established by the Committee lapse. Holders of restricted stock units have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock (or a cash payment equal to the fair market value of the shares) at some future date. The proposed amendments to the Incentive Plan would remove the ability to grant restricted stock units. Upon termination of the holder's employment during the restriction period, restricted stock and restricted stock units shall be forfeited, unless the Committee determines otherwise.

    Performance awards provide the holder thereof the right to receive payment, in whole or in part, upon the achievement of these performance goals during performance periods the Committee shall establish. A performance award granted under the Incentive Plan may be denominated or payable in cash, in shares of our common stock or in restricted stock. Dividend equivalents entitle the holder to receive payments (in cash or shares, as determined by the Committee) equivalent to the amount of cash dividends with respect to a specified number of shares. The proposed amendments to the Incentive Plan would remove the Committee's ability to grant cash-based performance awards and dividend equivalents.

    No award granted under the Incentive Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, other than by will, by designation of a beneficiary, or by laws of descent and distribution, except that nonqualified stock options may be transferred by a participant in the Incentive Plan to specified members of the participant's immediate family, family trusts or partnerships. During the individual's lifetime, each award is exercisable only by the participant or the participant's permitted transferees, or, if permissible under applicable law, by the individual's guardian or legal representative.

    If any shares of our common stock subject to any award or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for these awards become available for future awards under the Incentive Plan. Except as otherwise provided under procedures adopted by the Committee to avoid double-counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted are counted against the aggregate number of shares available for granting awards under the Incentive Plan.

    If any corporate transaction or other event occurs and affects the shares of our common stock in a way that would make an adjustment appropriate in order to prevent dilution or enlargement of the benefits available under the Incentive Plan, then the Committee may adjust, in whatever manner it deems equitable:

  •
  the number and type of shares (or other securities or property) that thereafter may be made the subject of awards;

  •
  the number and type of shares (or other securities or property) subject to the outstanding awards; and

  •
  the exercise price with respect to any award.

    Events or transactions that might result in these types of adjustment may include, among other things, any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock or other securities of ADC, or the issuance of warrants or other rights to purchase shares of our common stock or other securities of ADC. Additionally, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Incentive Plan or any award agreement in the manner and to the extent it deems desirable to carry the Incentive Plan into effect.

    The Board of Directors may amend, alter or discontinue the Incentive Plan at any time; however, shareowner approval must be obtained for some changes, including any change that:

  •
  requires the approval of our shareowners under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to us; or

  •
  requires the approval of our shareowners under the Internal Revenue Code in order to permit incentive stock options to be granted under the Incentive Plan.

    The following is a summary of the principal federal income tax consequences generally applicable to awards under the Incentive Plan. The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that a liability may arise pursuant to the alternative minimum tax), and we will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising a nonqualified stock option, the holder must recognize ordinary income equal to (a) the excess of the fair market value of the shares of our common stock acquired on the date of exercise over (b) the exercise price, and we will be entitled at that time to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received by the holder of the SAR and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and deductible by us. The tax consequences to the holder of a stock option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option or SAR. Generally, there will be no tax consequence to us in connection with a disposition of shares acquired under an option, unless the shares were acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

    With respect to other awards granted under the Incentive Plan that are payable either in cash or shares of our common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of these types of awards must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of receipt) over (b) the amount (if any) paid for the shares by the holder of the award, and we will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for these shares by the holder, and we will be entitled at that time to a tax deduction for the same amount.

    Special rules apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, under current law, unless a special election is made pursuant to the Internal Revenue Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted with respect to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our tax deduction, may be determined as of the end of such period.

    Under the Incentive Plan, subject to the discretion of the Committee and upon the terms and conditions it may impose, the Committee may permit participants receiving or exercising awards to surrender shares of our common stock (either shares received upon the receipt of exercise of the award or shares previously owned by the participants) to us to satisfy federal and state withholding tax obligations. In addition, subject to its discretion and any rules it may adopt, the Committee may grant a bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the receipt or exercise of (or lapse of restrictions relating to) an award. The amount of this bonus will be taxable to the participant as ordinary income, and we will have a corresponding deduction equal to that amount (subject to the usual rules concerning reasonable compensation).

Board Recommendation and Shareowner Vote Required

    The Board of Directors recommends that you vote FOR approval of the proposal to amend the Incentive Plan. Unless otherwise directed, the persons named in the accompanying proxy card intend to vote the proxies held by them in favor of the proposal. The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting on this item of business is required for the approval of the proposal (provided that the number of shares voted in favor of the proposal constitutes more than 25% of the outstanding shares of our common stock).

    If a shareowner abstains from voting on this proposal, then the shares held by that shareowner will be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this proposal, but will not be deemed to have been voted in favor of this proposal. If a broker returns a "nonvote" proxy indicating a lack of authority to vote on this proposal, then the shares covered by the nonvote will be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to this proposal.

PROPOSAL TO AMEND THE NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

Proposed Amendments

    In December 2000, the Board of Directors adopted, subject to shareowner approval, amendments to our Nonemployee Director Stock Option Plan to:

  •
  increase the number of shares of our common stock available for issuance pursuant to awards under the Nonemployee Director Plan from 3,360,000 to 3,860,000, an increase of 500,000 shares; and

  •
  extend the termination date of the Nonemployee Director Plan from February 26, 2001 to February 26, 2006.

    As of December 31, 2000, 611,400 shares remained available for future grants of stock options under the Nonemployee Director Plan. The Board of Directors believes that the granting of stock options is imperative to allow us to attract and retain the services of experienced and knowledgeable directors who are not employees of ADC or any of our subsidiaries and to provide additional incentive for nonemployee directors to increase their interest in our long-term success and progress.

    The Board of Directors recommends that you vote in favor of the amendment to the Nonemployee Director Plan. If the amendment is approved by the required number of our shareowners, as described below, the amendment will be effective on February 26, 2001. If the amendment is not approved by our shareowners, the amendment will not take effect and the Nonemployee Director Plan will expire effective as of February 26, 2001.

Summary of the Nonemployee Director Plan

    Each of our nonemployee directors is eligible to participate in the Nonemployee Director Plan. Under the Nonemployee Director Plan, on the first business day immediately following any meeting of our shareowners or Board of Directors at which a nonemployee director is first elected to the Board of Directors, that nonemployee director automatically will be granted an option to purchase 24,000 shares. On the first business day immediately following each annual meeting of our shareowners, each nonemployee director in office on that date and who previously has received an option grant to purchase 24,000 shares will automatically be granted an option to purchase 12,000 shares. However, under the terms of the

Nonemployee Director Plan, annual option grants will not be made if our return on equity for the immediately preceding fiscal year was less than 10%. For purposes of the Nonemployee Director Plan, "return on equity" is defined as the percentage determined by dividing (a) our net income for that fiscal year by (b) the total shareowners' investment in ADC as of the end of the next preceding fiscal year. In addition, the Nonemployee Director Plan provides that if a director has attended less than 75% of the total number of meetings of the Board of Directors in the calendar year preceding the grant date for the annual option, then that annual option will be reduced from 12,000 shares to 9,000 shares.

    All options granted under the Nonemployee Director Plan have an exercise price equal to the fair market value of our common stock on the date of grant and become exercisable one year from the date of grant (subject to earlier termination in the event of death) and are not transferable otherwise than by will, by designation of a beneficiary or by laws of descent and distribution, except that options may be transferred by a plan participant to certain members of a participant's immediate family, family trusts or partnerships. If a holder dies prior to the time that an option is fully exercised, the option may be exercised at any time within two years after the holder's death (unless the option expires) to the extent it was exercisable on the date of death.

    The Board of Directors may suspend, discontinue, revise or amend the Nonemployee Director Plan at any time but may not, without shareowner approval, make certain amendments to the Nonemployee Director Plan, including amendments that would require the approval of the shareowners under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to us. The Board may not alter or impair any option granted under the Nonemployee Director Plan without the consent of the holder of the option. The Nonemployee Director Plan was scheduled to expire on February 26, 2001.

    Under the Nonemployee Director Plan, appropriate adjustments in the Plan and outstanding options will be made in the event of changes in our common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in our corporate structure.

    Options granted under the Nonemployee Director Plan are intended to be nonqualified stock options, the attributes of which, for U.S. federal income tax purposes, are discussed above under the caption "Proposal to Amend the 1991 Stock Incentive Plan."

Board Recommendation and Shareowner Vote Required

    The Board of Directors recommends that you vote FOR approval of the proposal to amend the Nonemployee Director Plan. If the proposed amendments are not approved, the Nonemployee Director Plan will expire effective as of February 26, 2001, with the consequence that no annual option grants will be made to Nonemployee Directors during calendar year 2001. Unless otherwise directed, the persons named in the accompanying proxy card intend to vote the proxies held by them in favor of the proposal. The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting on this item of business is required for the approval of the proposal (provided that the number of shares voted in favor of the proposal constitutes more than 25% of the outstanding shares of our common stock).

    If a shareowner abstains from voting on this proposal, then the shares held by that shareowner will be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this proposal, but will not be deemed to have been voted in favor of this proposal. If a broker returns a "nonvote" proxy indicating a lack of authority to vote on this proposal, then the shares covered by the nonvote will be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to this proposal.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls. Nasdaq listing standards require that, by June 2001, all Nasdaq-listed companies have audit committees composed of three outside, independent directors. Our Audit Committee is composed of three outside directors, two of whom meet the independence requirements of the applicable Nasdaq listing standards that will apply to Audit Committee members beginning in June 2001. The third director, John J. Boyle III, did not satisfy the independence requirements because he was an employee of ADC through April 8, 2000. We intend to make the necessary changes in our Audit Committee composition to comply with these standards before June of this year.

    The Audit Committee acts under a written charter that was first adopted and approved by our Board of Directors on August 1, 2000. A copy of the charter is attached as Exhibit A to this Proxy Statement.

    In connection with our consolidated financial statements for the fiscal year ended October 31, 2000, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and with representatives of Arthur Andersen LLP, our independent auditors;

  •
  discussed with our independent auditors the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees); and

  •
  received from our independent auditors the disclosures regarding Arthur Andersen LLP's independence as required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the independence of Arthur Andersen LLP with representatives of our independent auditors.

Based on these actions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2000, as filed with the Securities and Exchange Commission.

                      John D. Wunsch
                      John J. Boyle III
                      Charles D. Yost

                      Audit Committee of the Board of Directors

INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP has audited our books and records since 1960, and the Board of Directors intends to reappoint Arthur Andersen LLP for our fiscal year ending October 31, 2001. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire and will be available to respond to questions.

SHAREOWNER PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareowners who have proposals to be considered at the 2002 annual shareowners' meeting that they desire to have included in our proxy statement for that meeting should submit the proposals to us in accordance with all applicable rules and regulations of the Securities and Exchange Commission no later than September 24, 2001. Any other shareowner proposals to be presented at the 2002 annual shareowners' meeting must be received by us no later than December 8, 2001.

OTHER MATTERS

    We know of no other matters to come before the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote as they deem in the best interests of ADC.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      JEFFREY D. PFLAUM
                       Secretary

January 22, 2001

Exhibit A

ADC TELECOMMUNICATIONS, INC.
BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

  1.
  Membership

  •
  A minimum of 3 outside directors appointed by the full Board.

  •
  Chair appointed by full Board.

  •
  Members of the Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc.

  •
  A member of the CFO's staff, normally the General Counsel, is appointed by the Committee to serve as non-voting Secretary. The CFO's staff and other management employees are available to the Committee. The Internal Auditor reports directly to the Committee.

  2.
  Charter

  2.1
  Financial

  •
  Selects, evaluates and, where appropriate, replaces the independent auditors. The independent auditors are ultimately accountable to the Committee and the full Board as representatives of the shareholders.

  •
  Reviews audit plan of auditors and approves scope, fees and results of the auditor's annual audit and other audits as requested by the Committee.

  •
  Reviews the significant accounting and reporting principles and related policies and procedures. Evaluates internal controls.

  •
  Responsible for ensuring receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independent Standards Board Standard No. 1. Also responsible for engaging in an active dialog with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking any appropriate action to oversee the independence of the outside auditors.

  •
  Approves the appointment of the manager of internal audit.

  •
  Approves annual internal audit plans and reviews resulting reports. Directs changes in internal controls and recommends changes in other internal systems for efficiency or as otherwise indicated.

  •
  Annually prepares a report to shareholders as required by the Securities and Exchange Commission (SEC) to be included in the Company's annual proxy statement.

  •
  Prior to the Company's releasing the year-end earnings, reviews and discusses the financial statements with management and discusses the results of the audit with the independent auditors. Discusses with the independent auditors the matters required to be communicated to audit committees in accordance with AICPA SAS 61 relating to the conduct of the audit.

  •
  Recommends to the Board that the audited financial statements be included in the annual report on Form 10-K to be filed with the SEC.

  •
  Communicates with the Company's management or the independent auditors each quarter to review the Company's quarterly financial statements and any significant issues relating

A-1

      thereto based upon the auditors' limited review procedures. Should the Committee as a group be unable to make such communications because of the lack of a quorum for a meeting or otherwise, then this task should be carried out by the Chair of the Committee.

  2.2
  Code of Business Conduct of Company and Applicable Laws

  •
  Reviews the Company's Code of Business Conduct (the "Code"). Reviews management's processes for ensuring compliance with the Code and related policies as well as applicable laws. Reviews any significant issues related to compliance with the Code or applicable Laws.

  2.3
  Litigation; Regulatory; Legal Affairs

  •
  Reviews any significant litigation, regulatory proceedings or other legal matters in which the company is or may be involved, including related disclosure and reporting issues.

  2.4
  Risk Management

  •
  Unless otherwise assigned to a Board Finance Committee, bi-annually reviews the Company's insurance coverage and risk management plan including the information system back-up (disaster) plan.

  2.5
  Banking/Loans

  •
  Unless otherwise assigned to a Board Finance Committee, bi-annually reviews the Company's lines of credit and the debt authorization. Approves the check authorization signature list and other signature lists as required.

  2.6
  Review of Charter

  •
  Reviews and reassesses the adequacy of this Charter at least annually and submits any proposed changes to the Charter to the Board for approval. Has the Charter published in the Company's annual proxy statement at least once every three years in accordance with SEC regulations.

  2.7
  Other

  •
  The Committee shall have authority to conduct or authorize inquiries into any matter within the Committee's charter and is authorized to retain independent counsel, accountants, or others to assist.

  3.
  Relationship to Board/CEO/CFO/Management

  3.1
  Reports to Board on results of audit committee meetings, including the annual independent audit, and on other issues as appropriate.

  3.2
  Communicates with CEO on evaluations of CFO and his staff.

  3.3
  Works closely with, but independently of, the CFO and his staff on Committee meeting agendas.

  3.4
  Advises CFO on evaluation of staff. Recommends changes to staff breadth and depth.

  3.5
  Discusses annual financial statements with management in connection with the Committee report to be included in the Company's annual proxy statement.

  4.
  Meetings

  4.1
  Meets at least four times per year minimum (quarterly meetings). Meetings attended by CFO, Committee secretary, General Counsel, manager of internal audit, others from the CFO staff and, as appropriate, independent auditors.

  4.2
  Meets separately with independent auditors following pre and post audit meetings and otherwise as appropriate. May meet separately with manager of internal audit as appropriate.

A-2

Appendix A

ADC TELECOMMUNICATIONS, INC,
GLOBAL STOCK INCENTIVE PLAN

(as amended and restated through February 27, 2001)

Section 1.  Purpose; Effect on Prior Plan.

    (a)  Purpose.  The purpose of the ADC Telecommunications, Inc. Global Stock Incentive Plan (the "Plan") is to aid in maintaining and developing management personnel capable of assuring the future success of ADC Telecommunications, Inc. (the "Company"), to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

    (b)  Effect On Prior Plan.  From and after the effective date of the Plan, no stock options or restricted stock awards shall be granted under the Company's Stock Option and Restricted Stock Plan. All outstanding stock options and restricted stock awards previously granted under the Stock Option and Restricted Stock Plan shall remain outstanding in accordance with the terms thereof.

Section 2.  Definitions.

    As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

    (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock or Performance Award granted under the Plan.

    (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

    (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3.

    (f)  "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be (i) the last sale price of the Shares as reported on the Nasdaq National Market System on such date, if the Shares are then quoted on the Nasdaq National Market System or (ii) the closing price of the Shares or such date on a national securities exchange, if the shares are then being traded an a national securities exchange.

    (g) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

    (h) "Key Employee" shall mean any employee of the Company or any Affiliate who the Committee determines to be a key employee.

    (i)  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

    (j)  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

    (k) "Participant" shall mean a Key Employee designated to be granted an Award under the Plan.

    (l)  "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

    (m) "Person" shall mean any individual, corporation, partnership, association or trust.

    (n) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

    (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

    (p) "Shares" shall mean shares of Common Stock, $.20 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

    (q) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3.  Administration.

    (a)  Power and Authority of the Committee.  The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

    (b)  Meetings of the Committee.  The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 4.  Shares Available for Awards.

    (a)  Shares Available.  Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 181,246,832. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the

2

Company of the purchase price of Shares acquired upon exercise of an Option shall again be available for granting Awards.

    (b)  Accounting for Awards.  For purposes of this Section 4,

       (i) if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

      (ii) if an Award entitles the holder to receive cash payments but the amount of such payments are denominated in or based on a number of Shares, such number of Shares shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

    (c)  Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

    (d)  Incentive Stock Options.  Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 181,246,832, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code.

Section 5.  Eligibility.

    Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

Section 6.  Awards.

    (a)  Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

      (i)  Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

      (ii)  Option Term.  The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted.

3

      (iii)  Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

    (b)  Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods at exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

    (c)  Restricted Stock.  The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

      (i)  Restrictions.  Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

      (ii)  Stock Certificates.  Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

      (iii)  Forfeiture; Delivery of Shares.  Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

      (iv)  Limit on Restricted Stock Awards.  Grants of Restricted Stock shall be subject to the limitations set forth in Section 6(e) hereof.

    (d)  Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) shall be granted and payable in Shares (including, without limitation, Restricted Stock) and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance

4

period, the amount of any Performance Award granted and the amount of any payment to be made pursuant to any Performance Award shall be determined by the Committee. Grants of Performance Awards shall be subject to the limitations set forth in Section 6(e) hereof.

    (e)  Limit on Restricted Stock and Performance Awards.  The maximum number of Shares under the Plan available for grants of Restricted Stock and Performance Awards, in the aggregate, shall be 4,000,000 Shares.

    (f)  General.

      (i)  No Cash Consideration for Awards.  Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

      (ii)  Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

      (iii)  Forms of Payment Under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in Shares, cash or a combination thereof as the Committee shall determine, and may be made in a single payment, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.

      (iv)  Limits On Transfer of Awards.  No Award and no right under any such Award shall be assignable, alienable, salable or transferable by a Participant otherwise than by will or by the of descent and distribution; provided, however, that a Participant may, in the manner established by the Committee,

        (A) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant, or

        (B) transfer a Non-Qualified Stock Option to any member of such Participant's immediate family (which, for purposes of this clause (B) shall mean such Participant's children, grandchildren or current spouse) or to one or more trusts established for the exclusive benefit of one or more such immediate family members or partnerships in which the Participant or such immediate family members are the only partners, provided that (1) there is no consideration for such transfer, and (2) the Non-Qualified Stock Options held by such transferees continue to be subject to the same terms and conditions (including restrictions or subsequent transfers) as were applicable to such Non-Qualified Stock Options immediately prior to their transfer.

  Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant, by a transferee pursuant to a transfer permitted by clause (B) of this Section 6(f)(iv), or, if permissible under applicable law, by the Participant's or such transferee's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

5

      (v)  Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee.

      (vi)  Rule 16b-3 Six-Month Limitations.  To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

      (vii)  Restrictions; Securities Exchange Listing.  All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares are traded on a securities exchange, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities exchange.

      (viii)  Award Limitations Under the Plan.  No Participant may be granted any Award or Awards under the Plan, the value of which Award or Awards are based solely on an increase in the value of Shares after the date of grant of such Award or Awards, for more than 4,000,000 Shares, in the aggregate, in any one calendar year period beginning with the 1994 calendar year. The foregoing annual limitation specifically includes the grant of any Awards representing qualified performance-based compensation, within the meaning of Section 162(m) of the Code.

Section 7.  Amendment and Termination; Adjustments.

    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

    (a)  Amendments to the Plan.  The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

       (i) absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan;

      (ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

      (iii) requires the approval of the Company's shareholders under the Code in order to permit Incentive Stock Options to be granted under the Plan.

    (b)  Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively, subject to Section 7(c) of the Plan. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof.

    (c)  Prohibition on Option Repricing.  The Committee shall not reduce the exercise price of any outstanding Option or other Award, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

6

    (d)  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.  Income Tax Withholding; Tax Bonuses.

    (a)  Withholding.  In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

    (b)  Tax Bonuses.  The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9.  General Provisions.

    (a)  No Rights to Awards.  No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

    (b)  Delegation.  The Committee may delegate to one or more officers of the Company or any affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Key Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

    (c)  Granting of Awards.  The granting of an Award pursuant to the Plan shall take place only when an Award Agreement shall have been duly executed on behalf of the Company.

    (d)  No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

    (e)  No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

7

    (f)  Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Minnesota.

    (g)  Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

    (h)  No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments for the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (i)  No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (j)  Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.  Effective Date of the Plan.

    The Plan shall be effective as of the date of its approval by the shareholders of the Company.

Section 11.  Term of the Plan.

    Awards shall be granted under the Plan during a period commencing February 26, 1991, the date the Plan was approved by the shareholders of the Company, through February 26, 2006, the date to which the shareholders of the Company extended the expiration date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the ending date of the period stated above, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

8

Appendix B

ADC TELECOMMUNICATIONS, INC.
NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

(As amended and restated through February 27, 2001)

Section 1.  Purpose.

    This plan shall be known as the "ADC Telecommunications, Inc. Nonemployee Director Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to promote the interests of ADC Telecommunications, Inc., a Minnesota corporation (the "Company"), by enhancing its ability to attract and retain the services of experienced and knowledgeable outside directors and by providing additional incentive for such directors to increase their interest in the Company's long-term success and progress.

Section 2.  Administration.

    The Plan shall be administered by a committee (the "Committee") of three or more persons appointed by the Board of Directors of the Company. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 6. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Plan.

Section 3.  Participation in the Plan.

    Each director of the Company shall be eligible to participate in the Plan unless such director is an employee of the Company or any subsidiary of the Company.

Section 4.  Stock Subject to the Plan.

    Subject to the provisions of Section 11 hereof, the stock to be subject to options under the Plan shall be authorized but unissued shares of the Company's common stock, par value $.20 per share (the "Common Stock"). Subject to adjustment as provided in Section 11 hereof, the maximum number of shares with respect to which options may be exercised under this Plan shall be 3,860,000 shares. If an option under the Plan expires, or for any reason is terminated, any shares that have not been purchased upon exercise of the option prior to the expiration or termination date shall again be available for options thereafter granted during the term of the Plan.

Section 5.  Nonqualified Stock Options.

    All options granted under the Plan shall be nonqualified stock options which do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

Section 6.  Terms and Conditions of Options.

    Each option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

      (a)  Initial Option Grants.  An option to purchase 24,000 shares of Common Stock shall be granted automatically on the first business day immediately following each meeting of the

1

  Company's shareholders or Board of Directors during the term of the Plan to each eligible director, if any, who is elected to the Board of Directors for the first time at such meeting.

      (b)  Annual Option Grants.  Subject to Section 6(c) hereof, an option to purchase 12,000 shares of Common Stock shall be granted automatically on the first business day immediately following each annual meeting of the Company's shareholders held during the term of the Plan beginning with the 2000 annual meeting of shareholders (the "Annual Option Grant Date") to each eligible director in office on such Annual Option Grant Date who prior to such Annual Option Grant Date has received an option pursuant to Section 6(a) hereof; provided, however, that, in the event that a director has attended less than 75% of the total meetings of the Board of Directors held in the calendar year immediately preceding such Annual Option Grant Date, such director shall be granted an option to purchase 9,000 shares of Common Stock pursuant to this Section 6(b).

      (c)  Return on Equity Requirement.  No options shall be granted pursuant to Section 6(b) hereof on any Annual Option Grant Date if the Company's "return on equity" (as hereinafter defined) for the fiscal year ended immediately preceding such Annual Option Grant Date was less than 10%. "Return on equity" shall mean the percentage determined by dividing (i) the net income of the Company for such fiscal year by (ii) the total shareholders' investment in the Company as of the end of the next preceding fiscal year. Net income and total shareholders' investment shall be determined by reference to the Company's audited financial statements. If the Company does not have net income for any fiscal year, the return on equity for such fiscal year shall be deemed to be less than 10%.

      (d)  Options Non-Transferable.  No option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Section 6(g) hereof; provided, however, that an optionee may, in the manner established by the Committee, transfer an option to any member of such optionee's immediate family (which, for purposes of this clause (d) shall mean such optionee's children, grandchildren, or current spouse) or to one or more trusts established for the exclusive benefit of one or more such immediate family members or one or more partnerships in which the Participant or such immediate family members are the only partners; and provided further, that (1) there is no consideration for such transfer, and (2) the options held by such transferees continue to be subject to the same terms and conditions (including restrictions on subsequent transfers) as were applicable to such options immediately prior to their transfer. During the lifetime of the optionee, the options shall be exercisable only by such optionee. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during such optionee's lifetime, except as set forth at this section (d), whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (e)  Period of Options.  Options shall terminate upon the expiration of 10 years from the date on which they were granted.

      (f)  Exercise of Options.

         (i) Options granted under the Plan shall not be exercisable for a period of one year after the date on which they were granted, but thereafter will be exercisable in full at any time or from time to time during the term of the option.

        (ii) The exercise of any option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any federal or state securities or other laws. An optionee desiring to exercise an option may be required by the Company, as a condition of the effectiveness of any exercise of an option granted hereunder, to agree in writing that all

2

    Common Stock to be acquired pursuant to such exercise shall be held for his or her own account without a view to any distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with applicable federal and state securities laws.

        (iii) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including check, bank draft or money order).

      (g)  Effect of Death.  If the optionee shall die prior to the time the option is fully exercised, such option may be exercised at any time within two years after his or her death by the personal representatives or administrators of the optionee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares the optionee was entitled to purchase under the option on the date of death and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

Section 6A.  One-Time Grant

    On April 1, 1997, benefits accrued pursuant to the Company's Directors' Supplemental Retirement Plan, prior to its termination, were converted to options for the purchase of the Company's Common Stock to be issued pursuant to the Plan, in accordance with the following schedule:

Length of Service 12/96	No. of Option Shares
< 1 year	900
2 to 3 years	2,750
3 to 4 years	3,650
5 to 6 years	5,450
6 to 7 years	6,350
10 + years	9,100

    Each such option had an exercise price equal to the market price of a share of the Common Stock as of the close of trading on April 1, 1997. Each such option shall be exercisable on the earlier of the date on which a participant no longer is a member of the Board of Directors of the Company or 9.5 years from April 1, 1997, and each unexercised option shall expire ten years from April 1, 1997.

Section 7.  Option Exercise Price.

    The option exercise price per share for the shares covered by each option shall be equal to the "fair market value" of a share of Common Stock as of the date on which the option is granted, as determined pursuant to Section 9 hereof.

Section 8.  Time for Granting Options.

    Unless the Plan shall have been discontinued as provided in Section 13 hereof, the Plan shall terminate on February 26, 2006. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

Section 9.  Fair Market Value of Common Stock.

    For purposes of the Plan, the fair market value of the Common Stock on a given date shall be (i) the last sale price of the Common Stock as reported on the Nasdaq National Market System on

3

such date, if the Common Stock is then quoted on the Nasdaq National Market System, or (ii) the closing price of the Common Stock on such date on a national securities exchange, if the Common Stock is then being traded on a national securities exchange. If on the date as of which the fair market value is being determined the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value and, in connection therewith, shall take such actions and consider such factors as it deems necessary or advisable.

Section 10.  Limitation of Rights.

    (a)  No Right to Continue as a Director.  Neither this Plan, nor the granting of an option nor any other action taken pursuant to this Plan, shall constitute, or be evidence of, any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

    (b)  No Shareholder Rights for Options.  An optionee shall have no rights as a shareholder with respect to the shares covered by options until the date of the issuance to such optionee of a stock certificate therefor, and no adjustment will be made for cash dividends or other rights for which the record date is prior to the date such certificate is issued.

Section 11.  Adjustments to Common Stock.

    If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares subject to outstanding options and the option exercise prices thereof in order to prevent dilution or enlargement of option rights.

Section 12.  Effective Date of the Plan.

    The Plan shall take effect immediately upon its approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and voted at a duly held meeting of shareholders of the Company.

Section 13.  Amendment of the Plan.

    The Board may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders of the Company no revision or amendment shall be made that (a) absent such shareholder approval, would cause Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto, to become unavailable with respect to the Plan or (b) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company. The Board shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option.

Section 14.  Governing Law.

    The Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Minnesota and construed accordingly.

4

PROXY SERVICES P.O. BOX 9141 FARMINGDALE, NY 11735	VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, and then follow the simple instructions the Vote Voice provides you.

 VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the Web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and create an electronic voting instruction form.

 VOTE BY MAIL —
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to ADC Telecommunications, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

  PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD
  PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X	ADCRSP KEEP THIS PORTION FOR YOUR RECORDS

----------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ADC RETIREMENT SAVINGS PLAN
Vote on Directors
1.	The election of two directors for terms expiring in 2004 Directors with Terms Expiring in 2004	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
	01) John J. Boyle III and 02) Charles D. Yost	/ /	/ /	/ /
Vote on Proposals		For	Against	Abstain
2.	Proposal to amend ADC's 1991 Stock Incentive Plan to: (a) change the name of the plan to the "Global Stock Incentive Plan"; (b) increase the total number of authorized shares of ADC's common stock available for grant under the plan by 35,500,000 shares; and (c) make other changes to the plan as described in the Proxy Statement.	/ /	/ /	/ /

3.	Proposal to amend ADC's Nonemployee Director Stock Option Plan to: (a) extend the termination date of the plan from February 26, 2001 to
	February 26, 2006; and (b) increase the total number of authorized shares of ADC's common stock available for grant under the plan by 500,000 shares.	/ /	/ /	/ /

4.	By signing and returning this proxy card, you hereby authorize the proxies named in the Proxy Statement to vote on any other business that may properly come before the annual meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADCRS2

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ADC RETIREMENT SAVINGS PLAN

VOTING INSTRUCTIONS TO TRUSTEE

    I hereby direct American Express Trust Company, as Trustee of the ADC Retirement Savings Plan, to vote at the annual meeting of the shareowners of ADC Telecommunications, Inc. ("ADC") to be held on February 27, 2001 and at any and all adjournments thereof, the shares of common stock of ADC allocated to my account as specified on this card. If this card is not received by the Trustee by February 22, 2001, or if it is received but the voting instructions are invalid, the stock with respect to which I could have instructed the Trustee will be voted in proportion to the instructed shares.

(Sign on reverse side.)

PROXY SERVICES P.O. BOX 9141 FARMINGDALE, NY 11735	VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, and then follow the simple instructions the Vote Voice provides you.

 VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the Web site. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and create an electronic voting instruction form.

 VOTE BY MAIL —
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to ADC Telecommunications, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

  PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD
  PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X	ADCTEL KEEP THIS PORTION FOR YOUR RECORDS

----------------------------------------------------------------------------------------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ADC TELECOMMUNICATIONS, INC.
Vote on Directors
1.	The election of two directors for terms expiring in 2004	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
Directors with Terms Expiring in 2004
	01) John J. Boyle III and 02) Charles D. Yost	/ /	/ /	/ /
Vote on Proposals		For	Against	Abstain
2.	Proposal to amend ADC's 1991 Stock Incentive Plan to: (a) change the name of the plan to the "Global Stock Incentive Plan"; (b) increase the total number of authorized shares of ADC's common stock available for grant under the plan by 35,500,000 shares; and (c) make other changes to the plan as described in the Proxy Statement.	/ /	/ /	/ /

3.	Proposal to amend ADC's Nonemployee Director Stock Option Plan to: (a) extend the termination date of the plan from February 26, 2001 to February 26, 2006; and (b) increase the total number of authorized shares of ADC's common stock available for grant under the plan by 500,000 shares.	/ /	/ /	/ /

4.	By signing and returning this proxy card, you hereby authorize the proxies named in the Proxy Statement to vote on any other business that may properly come before the annual meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADCTE2

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ADC TELECOMMUNICATIONS, INC.

12501 Whitewater Drive, Minnetonka, Minnesota 55343

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoint(s) William J. Cadogan and Jeffrey D. Pflaum as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of ADC Telecommunications, Inc. ("ADC") held by the undersigned of record on January 10, 2001, at the annual meeting of the shareowners of ADC to be held on February 27, 2001 and at any and all adjournments thereof, and hereby revokes all former proxies.

    Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EVERY ITEM LISTED ON REVERSE SIDE.

(Sign on reverse side.)

ADC TELECOMMUNICATIONS, INC. ANNUAL MEETING TO BE HELD ON 02/27/01		ADC TELECOMMUNICATIONS, INC.
FOR HOLDERS AS OF 01/10/01		02/27/01
1	1-0001	2 ITEM(S)	SHARE(S)
CUSIP: 000886101		1
DIRECTORS
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100 1 - 01 - JOHN J. BOYLE III, 02 - CHARLES D. YOST		/ / FOR ALL NOMINEES / / WITHHOLD ALL NOMINEES / / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.
USE NUMBER ONLY
PROPOSAL(S)				DIRECTORS RECOMMEND
FOR AGAINST ABSTAIN
2	-	PROPOSAL TO AMEND ADC'S 1991 STOCK INCENTIVE PLAN TO: (A) CHANGE THE NAME OF THE PLAN TO THE "GLOBAL STOCK INCENTIVE PLAN"; (B) INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF ADC'S COMMON STOCK AVAILABLE FOR GRANT UNDER THE PLAN BY 35,500,000 SHARES; AND (C) MAKE OTHER CHANGES TO THE PLAN AS DESCRIBED IN THE PROXY STATEMENT.	--->>>	FOR 0020702	--->>> 2	PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY.

SEE VOTING INSTRUCTION NO. 1 ON REVERSE.

ACCOUNT NO.:

CUSIP: 000886101

CONTROL NO.:
						FOR AGAINST ABSTAIN	CLIENT NO:
3	-	PROPOSAL TO AMEND ADC'S NONEMPLOYEE DIRECTOR STOCK OPTION PLAN TO: (A) EXTEND THE TERMINATION DATE OF THE PLAN FROM FEBRUARY 26, 2001 TO FEBRUARY 26, 2006; AND (B) INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF ADC'S COMMON STOCK AVAILABLE FOR GRANT UNDER THE PLAN BY 500,000 SHARES.	--->>>	FOR 0020402	--->>> 3		PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING
FOR AGAINST ABSTAIN
		*NOTE* BY SIGNING AND RETURNING THIS VOTING INSTRUCTION FORM, YOU HEREBY AUTHORIZE THE PROXIES NAMED IN THE PROXY STATEMENT TO VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.					51 MERCEDES WAY EDGEWOOD NY 11717
FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN
TELEPHONE VOTE AT 1-800-454-8683 OR INTERNET VOTE AT WWW.PROXYVOTE.COM

QuickLinks

NOTICE OF ANNUAL SHAREOWNERS' MEETING TO BE HELD FEBRUARY 27, 2001
ANNUAL SHAREOWNERS' MEETING TO BE HELD ON FEBRUARY 27, 2001
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL TO AMEND THE 1991 STOCK INCENTIVE PLAN
PROPOSAL TO AMEND THE NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREOWNER PROPOSALS FOR THE NEXT ANNUAL MEETING
OTHER MATTERS
ADC TELECOMMUNICATIONS, INC. BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER
GLOBAL STOCK INCENTIVE PLAN
NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
VOTING INSTRUCTIONS TO TRUSTEE